AurigaLaboratories

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Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the regulatory status and/or regulatory compliance of our products, our ability to secure additional financing, our ability to sustain market acceptance for our products, our dependence on collaborators, our ability to find and execute strategic transactions, or potential exposure to litigation, our exposure to product liability claims, and our prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

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Auriga Defined

A niche specialty pharmaceutical
company with innovative
sales/marketing capabilities
and focused product
development

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Auriga Highlights

Focused on niches of Respiratory/GI/CNS

Growing an innovative sales force

Product lifecycle management strategy
underway

Robust development pipeline with major long-
term growth potential

Approximately $70MM market capitalization

Five patents filed with the USPTO

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Auriga Laboratories™ Product Portfolio

Extendryl® line of cough/cold/allergy products

Marketed Rx prescription products

Levall™ line of cough/cold products

Marketed Rx prescription products

Aquarol™ spray for Xerostomia

Recently approved 510(k) Rx device

Launch scheduled for February 2007

Extendryl
SR
Extendryl
JR
Extendryl
CHEWABLE
Extendryl
DM
Extendryl
PSE
Extendryl

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Extendryl® Line

  Rx for seasonal/perennial allergy symptoms

Competes in $6.0 billion U.S. prescription

  and OTC market for CCA products

Launching Extendryl G in Fall 2006

  Extendryl® Seniors
   Extendryl® Juniors
  Extendryl® Chewables
  Extendryl® Syrup

    Extendryl® PSE

    Extendryl® DM

    Extendryl® HC

Total Prescriptions
14000
12000
10000
8000
6000
4000
2000
0
Sept
Nov
Jan
Mar
May
July
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June
July
August

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Extendryl® Performance

140,029 TRx in 2005

257,559 TRx forecast for 2006

375,000 TRx forecast for 2007

Source = IMS National Prescription Audit (NPA)

Salesforce

Promotion

Begins

2005

2006

Levall 5.0
Relieves & Controls Cough
Clears & Opens Nasal Stuffiness
Loosens and Relieves Chest Congestion
Hydrocodone Bitartrate 5 mg
Phenylephrine HCL 15 mg
Guaifenesin 100 mg

Levall LIQUID
Carbetapentane Citrate 20mg
Phenylephrine HCl 15mg
Guaifenesin 100mg

Levall 12

NEW
Levall G
Pseudoephedrine HCl/90 mg
Guaifenesin/400 mg
For Symptomatic Relief of Nasal Congestion & Sinusitis

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Levall™ Line

  Rx for cough/cold symptoms

Competes in $6.0 billion U.S. prescription

  and OTC market for CCA products

Launching several line extensions in 2007

  Levall™ 5.0

  Levall™ Liquid

  Levall™ - 12

  Levall™ G

Total Prescriptions
40000
30000
20000
10000
0
Aug
Oct
Dec
Feb
Apr
Jun
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

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Levall™ Performance

* Includes Levall branded Rx &

Auriga-owned Levall generics

383,946 TRx in 2005

370,769 TRx forecast for 2006

482,000 TRx forecast for 2007

2005

2006

Salesforce

Promotion

Will Begin

In October

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Aquoral™ Spray

Recently approved mouth spray for treatment
of xerostomia (dry mouth)

Dry mouth affects >25 million people in U.S.

Caused by serious medical conditions and by
many medications

Total market could be >$1 billion

Product launch will be February 2007

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Auriga Sales Team

Currently 30 representatives

50 by mid-October

70 by mid-December

110 by mid-March 2007

140 by fall 2007

Sales force model encourages constantly
turning over lower performers

The commission structure allows the greatest
share of voice with minimal investment

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Auriga Sales Management

Utilizing the “mentor” concept

Top performing representatives assigned a number of
direct reports while still maintaining their current
business.

Mentors get a piece of each representative’s commission

Majority of mentoring via telephone

Allows newer representatives immediate access to top
performers

Keeps manager expenses low (salaries and travel)

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Regulatory Pathways

505(b)(1) NDA

Full new drug application

505(b)(2) NDA

Modification to the Reference Listed Drug

Uses previous FDA findings of safety and efficacy

May qualify for FDA exclusivity

DESI

Fast to market with minimal development expense

Utilize patents/technology as barriers to entry

510(k) Device Application

Pre-marketing submission to FDA

Device must be safe & effective and substantially equivalent to a marketed device

505(j) ANDA (generic)

Bioequivalent to the Reference Listed Drug

Authorized Generic

Can protect brand sales

OTC

Conforms to published monograph in CFR

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Product Lifecycle Management Strategy

DESI Reformulation

Fast to market with minimal development expense

Utilize patents/technology as barriers to entry

9-12 months and approximately $250K spend

Generic Division (2007 launch)

Authorized generic of existing product lines

Generics of products coming off patent

505(b)(2) NDA

Modification to the Reference Listed Drug

Uses previous FDA findings of safety and efficacy

May qualify for FDA exclusivity

24-72 months and $2 - $10MM spend

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Product Lifecycle Management Examples

DESI

Entex® (Andrx)

Tablet & liquid cough/cold/allergy products

Authorized Generic

Many examples (Zocor, Levall, etc.)

Increasing common in big pharma at patent expiration

505(b)(2)

Mucinex® (Adams Respiratory Therapeutics)

DESI cough/cold product approved via 505(b)(2)

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Auriga Long-Term Development Projects

Robust pipeline of innovative pharmaceuticals
with long-term growth potential:

Alternate therapy for Inflammatory Bowel Diseases
(505(b)(2) NDA)

Alternate dosage form/technology platform for acute
and chronic pain markets (505(b)(2) NDA)

Alternate dosage form for established anxiolytic

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Auriga Development Project Goals

Solid return on investment

Auriga makes a considerable multiple over the
development dollars spent to bring product to market

Exclusivity

Eradicate or minimize possible substitution

Use proprietary technology and/or have patents to keep
competition down and out

The “Hook”

That significant difference/competitive
advantage/memorable feature that keeps doctors and
patients coming back for more

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AU-015 Projected Profile

GI Anti-Inflammatory Market:    $3.0BB Annual

AU-015 Sales Potential:                                $0.2BB Annual

Investigational alternate therapy for Inflammatory Bowel Diseases utilizing 505(b)(2) NDA platform

Improved topical localization

Extremely low absorption means fewer side effects

Rapid first pass metabolism by the liver

Pre-IND Meeting with FDA is being re-scheduled for Q1 2007

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AU-014 Projected Profile

Codeine & Combo Market:             $3.3BB Annual

AU-014 Sales Potential:                            $0.1BB Annual

Investigational alternate dosage form/technology platform for acute and chronic pain markets utilizing 505(b)(2) platform

Development partner filed patents in June 2006

Protective coating for active agent substrate

Orally disintegrating dosage forms

Auriga has rights to develop other Rx products utilizing these technologies in various therapeutic areas

Pre-IND Meeting with FDA being scheduled for Q1 2007

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Patent Filings

Orchestrated Therapy (OT) filed 31 July 2006

Sequential release formulations of cough/cold/allergy actives

Rapid Dissolve/Extended Release (RD/ER) provisional filed April
2006

Novel mixed-release tablet formulation containing cough/cold therapeutic agents that provides immediate and extended dosing

Fluticasone Solubilization provisional patent in September 2006

Method for enhancing the solubility and bioavailability of fluticasone

Multiphasic Methscopolamine Release provisional patent in
September 2006

Various release profiles of methscopolamine across multiple dosage forms and combinations

Coadministration of Zinc and Cough/Cold Drugs provisional patent in
September 2006

Treatment of symptoms with drugs; immune system augmentation

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Experienced Management Team

Name

Position

Experience

Philip Pesin                                                  Chairman and CEO                        Law, finance, and founder
                                                                                                    of Sorrento Financial Group,
                                                                                                    former BOD of Cornerstone

Andrew Shales                                       COO                                                                        Sales and marketing; Solvay,
                                                                                                    UCB, First Horizon, Synthon,
                                                                                                    Zyrtec® & Keppra® brands, built
                                                                                                    several commercial teams

Alan Roberts                                              SVP Scientific Affairs                 Regulatory & scientific affairs;
                                                                                                    Mikart, Solvay, First Horizon

Chris Walton                                              SVP Corp. Dev.                                      Corp. Dev. exec in multiple cos
                                                                                                    in semiconductor and hardware

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Scientific Advisory Board

Glynn Wilson, Ph.D. (Advisory Board Chairman)

Former head of drug delivery, SKB

John Staniforth, Ph.D., FRSC

Drug delivery and pharmaceutical technologies pioneer, Penwest

Lisbeth Illum, Ph.D., D.Sc.

Expertise in transmucosal delivery systems (nasal, oral, and vaginal) of drugs, peptides, and proteins, DanBioSyst UK/West

James McGinity, Ph.D.

Pharmaceutics thought leader with emphasis on extrusion, microencapsulation, and polymer coatings, University of TX (Austin)

Kenneth Klein, M.D.

Board certified internist and gastroenterologist, clinical development, Glaxo

Matthew Heil, Ph.D.

Immunologist with expertise in pharmaceutical formulations & development

AurigaLaboratories

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